SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY),

Syntax Stratified MidCap ETF (SMDY),

Syntax Stratified SmallCap ETF (SSLY),

Syntax Stratified U.S. Total Market ETF (SYUS),

Syntax Stratified U.S. Total Market Hedged ETF (SHUS), and

Syntax Stratified Total Market II ETF (SYII)

(each, a “Fund” and collectively, the “Funds”)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated September 10, 2024 to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the Funds.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Funds and should be read in conjunction with those documents.

As previously disclosed, on February 7, 2024, the Board of Trustees (the “Board”) of Syntax ETF Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of each Fund with and into two newly created series of Exchange Listed Funds Trust, which is sponsored by Exchange Traded Concepts, LLC.

The reorganization of each Fund is subject to the approval of its shareholders of record as of July 29, 2024, and a combined Proxy Statement/Prospectus was mailed to the Funds’ shareholders on or about August 3, 2024 for this purpose. A Special Meeting of Shareholders was held on August 21, 2024 (the “Meeting”) at which shareholders of each of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, and Syntax Stratified U.S. Total Market Hedged ETF approved the Plan. The Meeting was adjourned with respect to the Syntax Stratified U.S. Total Market ETF and the Syntax Stratified Total Market II ETF to provide an opportunity to solicit additional shareholder votes. Any adjourned meeting will be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120.

Syntax Advisors, LLC, the investment adviser to each Fund (the “Adviser”), anticipates that the reorganization of each Fund will be consummated prior to the end of September 2024. In the event shareholders of a Fund do not approve its reorganization prior to that time, the Board may take such actions as it deems in the best interests of that Fund, including liquidating the Fund. The closing of one Fund’s reorganization is not contingent on the closing of any other Fund’s reorganization. Depending on the date each Fund’s reorganization is to be consummated, it may be necessary to advance or delay by one or more days, the Fund’s regular rebalance of its portfolio. It also may be necessary for a Fund to increase its cash holdings in connection with the repositioning of its portfolio prior to its reorganization. Any such action may cause a Fund to temporarily deviate from its principal investment strategies and investment policies as stated in the Fund’s Prospectus and SAI. Shares of the Funds are listed for trading on NYSE Arca, Inc. and will continue to trade until the close of trading on the Friday before the consummation of each Fund’s reorganization.

More information about each Fund’s proposed reorganization is contained in the Funds’ combined Proxy Statement/Prospectus. Shareholders may call the Funds’ proxy solicitor, EQ Fund Solutions, at 1-800-814-4284 with any questions concerning the Funds’ reorganizations or the combined Proxy Statement/Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.